Listing Report:Supplement No. 12 dated Jan 18, 2011 to Prospectus dated Jan 12, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jan 12, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jan 12, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 490452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$183.69

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1990	Debt/Income ratio:	31%
Credit score:	740-759 (Jan-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	18y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,687	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	balance-course2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cathy's School
Purpose of loan:
This loan will be used to? Assist my wife in completing the clinical years of medical school

My financial situation:
I am a good candidate for this loan because? My debt to income ratio may be on the high side, but I always pay my bills.

Monthly net income: $ 6400

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 700
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 490852
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$204.10

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1999	Debt/Income ratio:	43%
Credit score:	720-739 (Jan-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,226	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	loyalty-yeller	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last Term College Tuition
Purpose of loan:
This loan will be used to pay off my last term of tuition. I already have job interviews lined up and now I just have to finance my last term of tuition so I can graduate.

My financial situation:
I am a good candidate for this loan because I am always on time with all of my payments.

Monthly net income: $1,500

Monthly expenses: $758
??Housing: $216
??Insurance: $60
??Car expenses: $30
??Utilities: $25
??Phone, cable, internet: $22
??Food, entertainment: $20
??Clothing, household expenses $20
??Credit cards and other loans: $215
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 490950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$306.15

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1990	Debt/Income ratio:	20%
Credit score:	660-679 (Jan-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,767	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	return-victor	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation Loan
Purpose of loan:
Consolidate credit cards to get them paid off quicker

My financial situation:
I have a stable job with a good income.? I pay all?my bills on time and am a responsible borrower.??My credit card utilization?was based on small business investment I made that hasn't been paid back yet.? ?

Monthly net income: $ 11,055.00

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $ 120.00
??Car expenses: $ 909.00
??Utilities: $ 490.00
??Food, entertainment: $ 750.00
??Credit cards and other loans: $ 1250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 490968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$81.64

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1987	Debt/Income ratio:	37%
Credit score:	740-759 (Jan-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,016	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	graceful-loyalty8	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
carloaner
Purpose of loan:
This loan will be used to?
Repair my car
My financial situation:
I am a good candidate for this loan because? I pay on time

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $
??Insurance: $ 60.00
??Car expenses: $ 100.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 490980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	10.80%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$285.74

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1985	Debt/Income ratio:	25%
Credit score:	700-719 (Jan-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,778	Stated income:	$100,000+
Delinquencies in last 7y:	9	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	sunny-diversification8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
khb0112
The purpose of this loan is to purchase a motorcycle. Rather than use cash, I prefer to retain my cash balance for use in the case of emergency. In addition, I am a the first time user of this organization and love the concept. As a potential investor, I would appreciate the opportunity of watching how the process works from the borrower side. :
This loan will be used to?

My financial situation:
I am a good candidate for this loan because i have good cash flow and my credit score indicates an a very good track record of paying my accounts on time. I plan on aggressively following a repayment program with the purpose of understanding how Prosper operates as well as leaving intact my cash balance in the case it's needed for other purposes. My employment and income are stable and I am employed in a market of relatively high demand for my experience level and skill-set (IT Project Manager - banking).

Monthly net income: $7000.00

Monthly expenses: $5,100
??Housing: $1984
??Insurance: $120
??Car expenses: $740
??Utilities: $400
??Phone, cable, internet: $200
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans: $600
??Other expenses: $360
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 491066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	14.20%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$239.52

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	15.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1991	Debt/Income ratio:	68%
Credit score:	660-679 (Jan-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	25 / 24	Length of status:	16y 5m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,976	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	mongoose9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	660-679 (Jan-2010)
Principal balance:	$4,377.05	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
My 2nd Propser Loan
Purpose of loan:
This loan will be used to pay off my existing Prosper?loan and pay off my Capital One card's balance of $1500.

My financial situation:
I am a good candidate for this loan because I am an existing Prosper borrower. I have made 10 on-time payments to my current loan. I have a good job as a teacher. I've had the same position for 17 years. My car loan is the half of the revolving credit balance that I owe. I will have it paid?off in two more years. We have a 34 acre farm & home. We've worked very hard to pay it off. The above shows that we have no home ownership, maybe because we do not have a home loan.

Monthly net income: $ 5500, which includes husbands' salary.

$ 2000?Total???
340 Car Payment??????????
100 Phone????
400 Groceries?????????
410 Dell & Capital One?????????
250 Utilities?????????
500 Insurance
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 490843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.20%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	15.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1993	Debt/Income ratio:	12%
Credit score:	660-679 (Jan-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	1 / 1	Length of status:	3y 10m
Amount delinquent:	$605	Total credit lines:	12	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,178	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	enriching-rate9	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
melissanaleski
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 490867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	3.25%
Term:	36 months

Lender yield:	7.49%	Borrower rate/APR:	8.49% / 10.58%	Monthly payment:	$252.50

Lender servicing fee:	1.00%	Effective Yield*:	7.48%
		Estimated return*:	4.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1998	Debt/Income ratio:	12%
Credit score:	720-739 (Jan-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,989	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	hpuxrox	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2009) 780-799 (Jul-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	5
Description
Debit Consolidation
Purpose of loan:
Consolidate credit cards/personal loan at cheaper interest rate. I would like to simply consolidate debit.

My financial situation:
I work for a stable fortune 100 company.

My monthly Payments are as follows,
Rent ??? ??? ???? ???? ???? ???? ????$850
Car Loan??? ???? ???? ???? ???? ????$512
Power??? ??? ???? ???? ???? ???? ????$90
Car Insurance??? ???? ???? ???? ????$60
Motorcycle Ins??? ???? ???? ???? ?? $70
Motorcycle Loan??? ???? ???? ????$89
Child Support??? ???? ???? ???? ????$910
Internet??? ???? ???? ???? ???? ???? ? $34
Car Gas`??? ???? ???? ???? ???? ????$160
Food/eating out??? ???? ???? ????$200
Credit Card Payment ???? ??? $100
Personal Loan Payment ??? $200

Total Expense ????$3275????
Total Income ???? $5153

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 490885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.20%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	15.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1994	Debt/Income ratio:	3%
Credit score:	660-679 (Jan-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	proud-father3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical
Purpose of loan:
Pay off medical bill acquired within the past 6 months due to illness from my daughter and wife.

My financial situation:
I am a good candidate for this loan because?
I am currently working 2 full time jobs to support my family for the past 5 months.?
With the 2 jobs, I can not get ahead of the past due bills.? With the small loan, I can get even and still be able to pay back the small loan.?

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 85
??Car expenses: $ 125
??Utilities: $ 385
??Phone, cable, internet: $ 35
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 491069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	16.49%	Borrower rate/APR:	17.49% / 18.91%	Monthly payment:	$376.75

Lender servicing fee:	1.00%	Effective Yield*:	16.20%
		Estimated return*:	10.25%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1992	Debt/Income ratio:	26%
Credit score:	760-779 (Jan-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 17	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,716	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	generosity-phase	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards Finally!!
Purpose of loan:
This loan will be used to pay off my credit cards.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and have great credit. I have been employed by a large, successful company for the past 2 years. Prior to this position, I worked for another company for 9 years, but left for?a better opportunity at my current employer.?I currently have no other debt?besides a student loan and credit cards that I would like to pay off using the loan?from Prosper.??

Monthly Net Income: $4050
Housing: $1400
Utilities: $60
Auto: $100
Telecommunications (internet, tv, etc) $200
Student Loan: $500
Household expenses: $500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 491099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.20%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	15.37%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1990	Debt/Income ratio:	11%
Credit score:	660-679 (Jan-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,321	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	kind-camaraderi-seeker	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Orders Are Here, Just Need
Purpose of loan:
This loan will be used to? Purchase Inventory, Supplies; to successfully complete federal, state, county?and local goverment,?schools and various procurement secured contracts, through?screen-printing and embroidery services. ??

My financial situation:
I am a good candidate for this loan because?I have demonstrated that courage not only comes from?taking chances but from being responsible and standing?strongly by your word. I believe my current credit history speaks volumes of responsibility and character. Even during times when I was Down I was never out!?

Monthly net income: $ 4200

Monthly expenses: $
??Housing:?$Rental Property mortgage is?$990 a month my current tennant pays $1,100
??Insurance: $ Home insurance is included with the payment car insurance is?$85 a month
??Car expenses: $?Car owned free and clear
??Utilities: $ 150 a month
??Phone, cable, internet: $ 55 a month?
??Food, entertainment: $?200
??Clothing, household expenses $?100
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.